UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

IEG HOLDINGS CORPORATION

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IEG HOLDINGS CORPORATION

6160 West Tropicana Ave., Suite E-13

Las Vegas, NV 89103

(702) 227-5626

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: September ____, 2016

TO THE STOCKHOLDERS OF IEG HOLDINGS CORPORATION:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of IEG HOLDINGS CORPORATION, a Florida corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.

A reverse stock split of the outstanding shares of the Common Stock, at the ratio of 1-for-1,000 (the “Reverse Stock Split”). The Reverse Stock Split is expected to occur at 6:00 P.M. on October ___, 2016.

2.

Immediately following the completion of the Reverse Stock Split, a forward stock split of the Common Stock on a 100-for-1 share basis (the “Forward Split”) and reduction of the number of authorized shares of Common Stock from 200,000,000 to 40,000,000 (the “Authorized Share Reduction”). The Forward Split and Authorized Share Reduction are expected to occur at 6:01 P.M. on October ___, 2016.

3.	An amendment to the designation for the Company’ Series H Preferred Stock (the “Series H Stock”) to amend the conversion ratio of the Series H Stock from two shares of Common Stock per share of Series H Stock to 0.2 shares of Common Stock per share of Series H Stock (the “Series H Amendment”).

The purpose of this Information Statement is to notify our stockholders that on August 26, 2016, a stockholder holding a majority of the voting power of our issued and outstanding shares of Common Stock executed a written consent approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Florida law and the Company’s certificate of incorporation and bylaws, each as amended. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock of record at the close of business on August 26, 2016 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of August 26, 2016 on or about September ____, 2016. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,
IEG Holdings Corporation

/s/ Paul Mathieson
Paul Mathieson
President and Chief Executive Officer
September _____, 2016

IEG HOLDINGS CORPORATION

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

This Information Statement is being mailed on or about September ____, 2016, to all holders of record on August 26, 2016, of the $0.001 par value common stock (the “Common Stock”) of IEG Holdings Corporation, a Florida corporation (the “Company”), in connection with the vote of the Board of Directors of the Company and the approval by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company to:

1.	Effect a reverse stock split of the outstanding shares of the Common Stock of the Company, at the ratio of 1-for-1,000 (the “Reverse Split”). The Reverse Split is expected to occur at 6:00 P.M. on October ___, 2016.

2.	Immediately following the completion of the Reverse Stock Split, effect a forward stock split on a 100-for-1 share basis (the “Forward Split”) and reduce the number of authorized shares of Common Stock from 200,000,000 to 40,000,000 (the “Authorized Share Reduction”). The Forward Split and Authorized Share Reduction are expected to occur at 6:01 P.M. on October ___, 2016.

3.	To amend the designation for the Company’ Series H Preferred Stock (the “Series H Stock”) to amend the conversion ratio of the Series H Stock from two shares of Common Stock per share of Series H Stock to 0.2 shares of Common Stock per share of Series H Stock (the “Series H Amendment”).

As permitted under Florida state law, record stockholders whose shares of stock are converted into less than one share in the Reverse Split will receive cash payments equal to the fair value of those fractional interests. We refer to the Reverse Split and the Forward Splits, together with the related cash payments to our shareholders with less than one share of Common Stock, as the “Reverse/Forward Split.”

Currently, the Company has authorized 200,000,000 shares of Common Stock. As of August 26, 2016, there were ___________ record stockholders of our Common Stock and 95,319,741 shares of our Common Stock were issued and outstanding. Each share of our Common Stock has one vote per share. Paul Mathieson, our Chief Executive Officer, owns 69,000,000 shares of our Common Stock and zero shares of our Series H Stock. Therefore, Mr. Mathieson holds approximately 72.4% of the voting power of the Company’s issued and outstanding capital stock, which constitutes a majority of the voting power of our issued and outstanding capital stock. The Board of Directors of the Company and Mr. Mathieson approved the Corporate Actions by actions by written consent on August 26, 2016. Since the Board of Directors of the Company and the holder of a majority of the voting power of the Company’s issued and outstanding shares of capital stock have voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken.

The Corporate Actions will be effective on or about October ___, 2016 (the “Effective Date”), which date shall be no sooner than 20 days after we mail this Information Statement and the accompanying notice to our stockholders. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the Effective Date. Because the Corporate Actions have already been approved by holders of a majority of the voting power of the Company’s outstanding shares of Common Stock, you are not required to take any action. This Information Statement provides to you notice that the Corporate Actions have been approved. You will receive no further notice of the approval nor of the Effective Date of the Corporate Actions other than pursuant to reports which the Company will be required to file with the Securities and Exchange Commission (the “SEC”) in the future.

The Company’s Common Stock is traded over the counter on the OTCQX under the symbol “IEGH.” The last sale of our Common Stock as reported on the OTCQX was _________ shares sold for $________ per share on _________, 2016.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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REVERSE SPLIT FOLLOWED BY FORWARD SPLIT

Summary

The following summary describes the material terms of the Reverse/Forward Split. This Information Statement contains more detailed descriptions of such terms. We encourage you to read the entire Information Statement and the documents we have incorporated by reference.

Description of the Reverse/Forward Split

The Reverse Split shall cause each one thousand (1,000) shares of pre-Reverse Split Common Stock to be converted into one (1) share of Common Stock. Upon the completion of the Reverse Split, shareholders holding only fractional shares will receive a payment for such fractional shares equal to the fair value of each share of Common Stock. The fair value of each share of Common Stock will be determined by the average closing price of our shares of Common Stock over the 30 calendar days ending on (and including) the Effective Date. Upon completion of the Reverse Split, shareholders with less than 1,000 pre-split shares will have no further interest in the Company and will become entitled only to payment for their pre-split shares. We expect to pay approximately $__________ in the aggregate to such holders, and no shareholder with a single account is expected to receive more than approximately $_______ as a result of the cash-out, assuming the cash-out of approximately ____________ shares held by _______ shareholders each having less than 1,000 pre-split shares of Common Stock and a fair value of $_______ per share, which the Company assumes will be the approximate historical closing price upon which the cash-out price will be determined. See “Structure of the Reverse/Forward Split” and “Background and Purpose of the Reverse/Forward Split.”

Immediately after the effective time of the Reverse Split, we will effect the Forward Split on a 100-for-1 share basis, so that each whole share of Common Stock outstanding after the Reverse Split will be converted into 100 shares of Common Stock on a post-split basis.

Effect of the Reverse/Forward Split on the Company

The Reverse/Forward Split will reduce the number of shareholders of record, which will in turn reduce the Company’s administrative costs associated with such shareholder accounts. Such costs include the cost of printing and mailing annual reports, proxy materials and information statements, as well as any other information which the Company provides to its shareholders on a voluntary or mandatory basis. See “Background and Purpose of the Reverse/Forward Split,” “Structure of the Reverse/Forward Split,” “Effect of the Reverse/Forward Split on the Company,” and “Determination and Fairness of the Cash-Out Price.”

Approving Vote of the Board of Directors and Consenting Shareholders

The Company’s Board of Directors has determined that the Reverse/Forward Split is in the best interests of the Company. The Company has received the approving consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote on the Reverse/Forward Split. Accordingly, no additional vote of the Company’s shareholders is required to approve the Reverse/Forward Split or the Series H Amendment. See “Vote Required for Approval.”

Escheat Laws

Under state escheat law, any payment for fractional interest not claimed by a shareholder entitled to such payment may be claimed by various states.

Fairness of the Process

The Board of Directors did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the Reverse/Forward Split and no representative or advisor was retained on behalf of the unaffiliated shareholders to review or negotiate the transaction. The Board of Directors concluded that the expense of these procedures was not reasonable in relation to the size of the transaction contemplated and concluded that the Board of Directors could adequately establish the fairness of the Reverse/Forward Split without such outside person. See “Determination and Fairness of the Cash-Out Price.”

Effective Date

We expect that the Reverse/Forward Split and the Series H Amendment will be effective on or about October __, 2016 (the “Effective Date”), which date shall be no sooner than 20 days after we mail this Information Statement and accompanying notice to our stockholders. See “Amendment of the Company’s Articles of Incorporation.” Our Board retains the authority to abandon the Reverse/Forward Split and the Series H Amendment for any reason at any time prior to the Effective Date.

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Tax Consequences

The Reverse/Forward Split will be treated as a tax-free recapitalization for federal income tax purposes. Accordingly, shareholders who are not cashed out will not recognize gain or loss, and their adjusted tax basis in their stock will not change. Shareholders who receive cash in lieu of fractional shares will recognize capital gain or loss to the extent of the difference between the shareholder’s tax basis in such shares and the amount of cash received in exchange therefor. See “Material U.S. Federal Income Tax Consequences.”

Dissenters’ and Appraisal Rights

Florida law does not provide dissenters’ or appraisal rights as the result of the Corporate Actions, and the Company will not independently provide the stockholders with any such right. See “Appraisal Rights.”

BACKGROUND AND PURPOSE OF THE REVERSE/FORWARD SPLIT

As of August 26, 2016, we had approximately ______ record stockholders. As of August 26, 2016, approximately _____ record holders of our Common Stock owned fewer than 1,000 shares. At that time, these _____ stockholders represented approximately ________% of the total number of holders of Common Stock, but held in the aggregate approximately _______ shares, or only about _____% of the total number of outstanding shares of Common Stock. Although the Company intends that the Reverse/Forward Split will affect shareholders holding the Company’s stock in street name, nominees may have different procedures with respect to the Reverse/Forward Split. Accordingly, shareholders holding Common Stock in street name should contact their nominees to determine whether they will be affected by the Reverse/Forward Split.

In the ordinary course, management has from time to time updated our Board of Directors on the then current and anticipated costs related to administering the Company’s stockholder accounts, including transfer agent and administration fees and printing and postage costs associated with the mailing of proxy materials and annual reports to each stockholder. Our Board of Directors has evaluated the appropriateness and fairness to the Company’s stockholders of a transaction in the form of a reverse stock split followed by a forward stock split, which could create future cost savings for the Company related to the administration of its stockholder accounts.

We expect to benefit from substantial cost savings as a result of the Reverse/Forward Split. The cost of administering each registered stockholder’s account is the same regardless of the number of shares held in that account. Therefore, our costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In fiscal year 2015, we incurred costs for registered stockholders of approximately $62,667 for transfer agent and other administrative fees as well as printing and postage costs to mail stockholder materials, and incurred additional costs of approximately $8,331 for printing and postage costs to mail stockholder materials to street name holders and nominees. We expect that these costs will only increase over time. In light of these disproportionate costs, the Board of Directors believes that it is in the best interest of the Company and its shareholders as a whole to eliminate the administrative burden and costs associated with such small accounts. It is expected that the total cost of administering stockholder accounts will be reduced by at least $________ per year if the Reverse/Forward Split is completed.

In addition to reducing administrative costs, the Reverse/Forward Split will provide shareholders with fewer than 1,000 shares of Common Stock with a cost-effective way to cash out their investments, because the Company will pay all transaction costs in connection with the Reverse/Forward Split. Otherwise, shareholders with small holdings would likely incur brokerage fees which would be disproportionately high relative to the market value of their shares if they wanted to sell their shares. The Reverse/Forward Split will eliminate these problems for most shareholders with holdings of less than 1,000 shares of Common Stock.

In addition, the Reverse Split should also result in an increase in the Company’s stock price to levels above the minimum requirement for up-listing to either NYSE MKT or NASDAQ.

In determining to proceed with the Reverse/Forward Split, the Board considered, among other things, the financial impact upon the Company of continuing to perform customary administrative functions required of it in connection with persons holding less than 1,000 shares and, also, the effect upon such shareholders of the Company’s paying them in cash the fair value of their shares rather than allowing them to continue as shareholders. The Board of Directors concluded that given the relative illiquidity of the Company’s Common Stock, the sporadic trading activity in the Common Stock, and the costs of sale of less than 1,000 shares, it would be appropriate for both the Company and such small shareholders that the Company cash out those shareholders in accordance with the terms described in this Information Statement. In arriving at a determination of the fair value of the per-share cash-out price, the Board of Directors considered the book value of the Company’s shares of Common Stock and historical closing prices of the Company’s stock. See “Determination and Fairness of the Cash-Out Price.”

After undertaking a thorough analysis of the advisability of the Reverse/Forward Split and considering the totality of the circumstances, our Board believed that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders, including stockholders owning less than 1,000 shares of Common Stock who would be cashed-out in connection with the Reverse Split and stockholders owning 1,000 or more shares of Common Stock who would continue as owners of the Company. The effectuation of the Reverse/Forward Split is conditioned on our Board’s consideration of the totality of the circumstances.

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STRUCTURE OF THE REVERSE/FORWARD SPLIT

The Reverse/Forward Split includes both a reverse stock split and a forward stock split of the Common Stock. The Reverse Split is expected to occur at 6:00 P.M. on the Effective Date and the Forward Split is expected to occur at 6:01 P.M. on the Effective Date. Upon consummation of the Reverse Split, each record stockholder on the Effective Date will receive one share of Common Stock for each 1,000 shares of Common Stock held in his or her account at that time. If a record stockholder holds 1,000 or more shares of Common Stock in his or her account, any fractional share in such account will not be cashed out after the Reverse Split. Any record stockholder who holds fewer than 1,000 shares of Common Stock in his or her or its account at the time of the Reverse Split (also referred to as a “Cashed-Out Shareholder”) will receive a cash payment instead of a fractional share. This cash payment will be determined and paid as described below under the caption “Determination and Fairness of the Cash-Out Price.” Immediately following the Reverse Split, all shareholders who are not Cashed-Out Shareholders will receive 100 shares of Common Stock for each share of Common Stock held following the Reverse Split.

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION

To effect the Reverse/Forward Split, the Company will amend its Articles of Incorporation (the “Articles”). The first amendment to the Articles (the “First Amendment”) to be filed will amend the Articles to provide for the Reverse Split, becoming effective at 6:00 P.M. on the Effective Date, and will accordingly state that each share of Common Stock outstanding prior to the Reverse Split will be automatically reclassified and changed into 1/1,000th of a fully paid and non-assessable share of Common Stock, without increase or decrease in the par value of thereof. The First Amendment will also provide that no fractional shares shall be issued with respect to any shares of Common Stock and that the Company will pay to the holders of such fractional shares cash in the amount of the fair value of such shares based on the formula described under the caption “Determination and Fairness of the Cash-Out Price” below. Immediately after the filing of the First Amendment effecting the Reverse Split, the Company will file the second amendment effecting the Forward Split (the “Second Amendment”), becoming effective at 6:01 P.M. on the Effective Date, which Second Amendment will provide for the reclassification of each share existing after the Reverse Split into 100 shares of Common Stock. See Appendices A-1 and A-2 for the text of the amendments which the Company intends to file to effect the Reverse/Forward Split.

EFFECT OF THE REVERSE/FORWARD SPLIT ON THE COMPANY’S SHAREHOLDERS

Record Stockholders with Fewer than 1,000 Shares of Common Stock:

When we complete the Reverse/Forward Split and if you are a Cashed-Out Shareholder (that is, a shareholder holding fewer than 1,000 shares of Common Stock immediately prior to the Reverse Split):

●	You will not receive fractional shares of stock as a result of the Reverse Split in respect of your shares being cashed out.

●

Instead of receiving fractional shares, upon our transfer agent’s receipt your pre-reverse stock split certificate(s) if you hold your shares in certificated form and, if required, appropriate tax documentation, you will receive a cash payment in respect of your affected shares. See “Determination and Fairness of the Cash-Out Price” below.

●	After the Reverse Split, you will have no further interest in the Company with respect to your cashed-out shares, which will then be void. These shares will no longer entitle you to the right to vote as a shareholder or share in the Company’s assets, earnings, or profits or in any dividends paid after the Reverse Split, nor to any other rights as a shareholder. In other words, you will no longer hold your cashed-out shares and you will only have the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.

●	As soon as practicable after the time we effect the Reverse/Forward Split and our transfer agent receives your pre-reverse stock split certificate(s) if you hold your shares in certificated form and, if required, appropriate tax documentation, you will receive a payment for the cashed-out shares you held immediately prior to the Reverse Split in accordance with the procedures described below.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates):

Some of our registered holders of Common Stock may hold their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership in our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

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If you are a Cashed Out Shareholder, upon our transfer agent’s receipt of your pre-reverse stock split certificate(s) if you hold your shares in certificated form and, if required, appropriate tax documentation, you will receive cash payment due to you in lieu of fractional shares. In the event we are unable to locate certain stockholders or if a stockholder fails properly return their pre-reverse stock split certificate(s) if held in certificated form with, if required, appropriate tax documentation, any funds payable to such holders pursuant to the Reverse/Forward Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. All shares of Common Stock held by Cashed-Out Shareholders will be void after the Effective Date whether or not the Company receives the Cashed-Out Shareholder’s pre-reverse stock split certificate(s) if held in certificated form or, if required, appropriate tax documentation. All amounts owed to you will be subject to federal income tax and state abandoned property laws. You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

Holders of Certificated Shares of Common Stock:

Some of the registered holders of our Common Stock hold their shares in certificate form. If you hold shares in certificate form, you will receive from our transfer agent, VStock Transfer, LLC, as soon as practicable after the Effective Date of the Reverse/Forward Split, instructions on how to surrender your certificate(s) representing the shares you own prior to the Reverse/Forward Split to our transfer agent. Upon our transfer agent’s receipt of your pre-reverse stock split certificate(s) and, if required, appropriate tax documentation, if you are a Cashed-Out Shareholder, you will receive cash payment due to you in lieu of fractional shares. If you are not a Cashed-Out Shareholder, you will receive a new stock certificate representing your post-split shares. In the event we are unable to locate certain stockholders or if a stockholder fails properly to return the stock certificate and appropriate tax documentation, if required, to the transfer agent, any funds payable to such holders pursuant to the Reverse/Forward Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws. Please do not send your certificates to our transfer agent until you receive instructions from the transfer agent. All shares of Common Stock held by Cashed-Out Shareholders will be void after the Effective Date whether or not the Company receives the Cashed-Out Shareholder’s stock certificate. All amounts owed to you will be subject to federal income tax and state abandoned property laws. You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

Record Stockholders with 1,000 or More Shares of Common Stock:

If you are a record stockholder with 1,000 or more shares of Common Stock as of 6:00 P.M. on the Effective Date, we will first reclassify your shares into 1/1,000 of the number of shares you held immediately prior to the Reverse Split One minute after the Reverse Split, at 6:01 P.M. on the Effective Date, we will reclassify your shares in the Forward Split into 100 times the number of shares you held after the Reverse Split, and any fractional shares shall be rounded up to the next whole share. If you hold shares in certificate form, you will receive instructions from our transfer agent, VStock Transfer, LLC, as soon as practicable after the Effective Date of the Reverse/Forward Split, containing directions as to how to surrender your certificate(s) representing the shares you own prior to the Reverse/Forward Split to our transfer agent. Upon our transfer agent’s receipt of your pre-reverse stock split certificate(s) and, if required, appropriate tax documentation, you will receive a new stock certificate representing your post-split shares. Please do not send your certificates to our transfer agent until you receive instructions from our transfer agent.

Street Name Holders of Common Stock:

The Company intends for the Reverse/Forward Split to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and shareholders holding Common Stock in street name should contact their nominees.

CUSIP Number

The Common Stock will retain and continue to be identified by its current CUSIP number.

DETERMINATION AND FAIRNESS OF THE CASH-OUT PRICE

In order to avoid the expense and inconvenience of issuing fractional shares to shareholders who hold less than one share of Common Stock after the Reverse Split, under Florida state law, the Company may pay cash for their fair value. Florida law provides that the cash payment for fractional shares is determined by the Company’s Board of Directors. Under Florida law, the good faith judgment of the Board of Directors as to the fair value is conclusive. The Board of Directors has determined that the cash-out payment for fractional shares will be an amount per share equal to the average closing price of the Company’s shares of Common Stock on the OTCQX for the 30 calendar days ending on (and including) the Effective Date, without interest. In general, the “closing price” of a security is the final price at which a security is traded on a given trading day and represents the most up-to-date valuation of a security until trading commences again on the next trading day.

In reaching its determination to proceed with the Reverse/Forward Split, the Board of Directors determined that the direct cost savings to the Company, which the Company estimates to be $___________ annually, from decreasing the administrative burdens attributable to the distribution of reports and the maintenance of records for holders of less than 1,000 shares of Common Stock will represent significant cost savings to the Company.

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Based on the factors noted below, the Board of Directors considered the price to be paid for fractional shares to be fair to Cashed-Out Shareholders, to those persons who remain shareholders of the Company, and to the Company as a whole. The Company’s Common Stock trades on the OTCQX, which is the principal, and in most cases the sole, outlet for a shareholder who wished to dispose of his, her or its shares of Common Stock. The Board of Directors viewed that market as the best indicator of what a willing buyer would pay to a willing seller, neither of whom is under any compulsion to buy or sell, after considering such factors as its estimate of the Company’s value as a whole, its earnings and performance history, its prospects, the prospects of the industry as a whole, market liquidity, and other factors that typically bear on a common stock purchase or sale decision. The Board of Directors gave particular weight to the current closing prices of the Company’s Common Stock in the over-the-counter market, and noted the relative illiquidity of the Common Stock in that market and the sporadic nature of trades in the Company’s Common Stock.

The Board of Directors recognizes that as the Company’s stock is not traded as actively as many other companies, this may be a factor in the market price of the Company’s stock. Accordingly, as a reasonableness test of the market price of the Company’s Common Stock, and therefore the cash price to be paid for fractional shares, the Board of Directors considered the relationship between the market price and the net book value per share of the Company. The Board of Directors noted that the net book value per share of the Company’s Common Stock on December 31, 2015, was $______, or $_______ less than what the Company calculates to be the average closing price at that date. Accordingly, while the Board considered the relationship of market value to net book value important in its deliberations, the Board of Directors did not view net book value alone to be a reliable measure of fair value. The Board of Directors noted that net book value does not state all assets and liabilities at market value, nor does it take into account the other considerations that might be part of a transaction between a willing buyer and a willing seller, which transactions the Board of Directors believes to be the best measure of the fair value of the Company’s Common Stock.

EFFECT OF THE REVERSE/FORWARD SPLIT ON THE COMPANY

The Reverse/Forward Split will not affect the public registration of the Common Stock with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similarly, we do not expect that the Reverse/Forward Split will affect the continued quotation of the Common Stock on the OTCQX. The Reverse/Forward Split is not intended to make the Company a privately held company or otherwise to constitute a “going private” transaction.

The number of authorized shares of Common Stock will not change as a result of the Reverse/Forward Split itself. However, in connection with the Reverse Forward Split, the Articles will be amended to reduce the number of authorized shares of Common Stock from 200,000,000 to 40,000,000. (See “Reduction in Authorized Shares of Common Stock.”) Upon payment in cash for the fractional shares of the Cashed-Out Shareholders, the total number of outstanding shares of Common Stock will be reduced by the number of shares held by the Cashed-Out Shareholders immediately prior to the Reverse Split. The Company anticipates that its record stockholders will be reduced from _______ to approximately _______ as a result of the Reverse/Forward Split.

Although the Company knows the approximate total number of shares that will be cashed out, the total cash to be paid by the Company is more difficult to determine at this time. We do not know what the average closing price per share of the Common Stock on the OTCQX will be for the period of 30 days ending on (and including) the Effective Date. However, by way of example, if the 1-for-1,000 Reverse/100-for-1 Forward Split had been completed as of August 26, 2016, when the average closing price per share for the 30 days ending on (and including) August 26, 2016, was $_____, then the total cash payments that would have been issued to all Cashed-Out Shareholders, including both registered and street name holders, would have been approximately $________. The actual amounts will also depend on the number of Cashed-Out Shareholders on the Effective Date, which may vary from the number of such shareholders as of August 26, 2016.

The par value of the Common Stock will remain at $0.001 per share after the Reverse/Forward Split.

The Reverse/Forward Split will reconstitute the Company’s capital so that its stated capital, which consists of the par value per share of Common Stock multiplied by the number of shares of Common Stock issued, will decrease from $_______ to approximately $_______, and additional paid-in capital will decrease from $_________ to $___________. Upon completion of the Reverse/Forward Split with the number of shares of Common Stock issued will be reduced by approximately _________ shares. As the fractional shares acquired by the Company from Cashed-Out Shareholders in exchange for cash will be retired, based upon the Company’s financial statements at December 31, 2015, the Reverse/Forward Split will (on a pro forma basis):

●	Decrease assets by approximately $_________ (the amount paid for fractional shares),

●	Have no effect on liabilities,

●	Decrease shareholders’ equity by $________,

●	Have no recognizable effect on the book value per common share,

●	Have no effect on the income statement, and

●	Have no recognizable effect on the 2015 basic earnings per share and the 2015 diluted earnings per share.

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The Reverse/Forward Split will increase the percentage ownership of each remaining shareholder of the Company (whether affiliated or unaffiliated) by approximately _____%. As the number of shares anticipated to be retired by the Company pursuant to the Reverse/Forward Split constitutes a very small percentage of the total number of issued and outstanding shares, the percentage of issued and outstanding shares of Common Stock held by any shareholder will not change materially as a consequence of the Reverse/Forward Split. See “Security Ownership of Certain Beneficial Owners and Management.”

Any fractional shares acquired from Cashed-Out Shareholders pursuant to the Reverse/Forward Split will be cancelled.

The Reverse/Forward Split will not alter voting rights or other rights of shareholders other than Cashed-Out Shareholders, whose fractional shares of Common Stock shall be paid out in cash and thus will no longer be issued and outstanding and thus will no longer have any voting rights unless and until they are subsequently reissued.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

We summarize below the material United States federal income tax consequences to the Company and to shareholders resulting from the Reverse/Forward Split. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations (the “Regulations”) issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the federal income tax consequences of the Reverse/Forward Split.

This summary does not address all aspects of the possible federal income tax consequences of the Reverse/Forward Split and is not intended as tax advice to any person or entity. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Company in light of their individual investment circumstances nor to shareholders subject to special treatment under the federal income tax laws, including, without limitation, foreign corporations and non-resident aliens (collectively, “Non-U.S. Holders”), financial institutions, regulated investment companies, real estate investment trusts, holders who are dealers in securities or foreign currency, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, holders that received their Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, persons liable for alternative minimum tax, holders who hold their Common Stock as part of a hedge, straddle, conversion, constructive sale or other integrated transaction, or holders whose functional currency is not the U.S. dollar. In addition, this summary does not address the tax consequences of the Reverse/Forward Split arising under the unearned income Medicare contribution tax or under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than federal income taxation, including any U.S. federal estate or gift tax consequences. The discussion below neither binds nor precludes the Internal Revenue Service (the “IRS”) from adopting a position contrary to that expressed below, and the Company cannot assure holders that such a contrary position could not be asserted successfully by the IRS and adopted by a court if the position were litigated.

We will not obtain a ruling from the IRS or an opinion of counsel regarding the federal income tax consequences to the shareholders of the Company as a result of the Reverse/Forward Split. Accordingly, you are encouraged to consult your own tax advisor regarding the specific tax consequences of the proposed Reverse/Forward Split, including the application and effect of state, local, and foreign income and other tax laws.

This summary assumes that you are one of the following: (i) a citizen or resident of the United States; (ii) a domestic corporation; (iii) an estate the income of which is subject to United States federal income tax regardless of its source; or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This summary also assumes that you have held and will continue to hold your shares as capital assets for federal income tax purposes.

You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences applicable to your specific circumstances.

The decision to engage in the Reverse/Forward Split at this time is not the result of any tax consequences of the Reverse/Forward Split. We believe that the Reverse/Forward Split will be treated as a tax-free “recapitalization” for federal income tax purposes. This should result in no material federal income tax consequences to the Company or to the shareholders who do not receive cash in the Reverse/Forward Split. However, if you are a Cashed-Out Stockholder receiving cash in the Reverse/Forward Split, you may not qualify for tax free “recapitalization” treatment for federal income tax purposes.

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Federal Income Tax Consequences to Shareholders Who Do Not Receive Cash in Connection with the Reverse/Forward Split

If you (i) continue to hold stock directly immediately after the Reverse/Forward Split and (ii) you receive no cash as a result of the Reverse/Forward Split, you should not recognize any gain or loss in the Reverse/Forward Split for federal income tax purposes. Your aggregate adjusted tax basis in your shares of stock held immediately after the Reverse/Forward Split will be equal to your aggregate adjusted tax basis in your shares of stock held immediately prior to the Reverse/Forward Split and you will have the same holding period in your stock as you had in such stock immediately prior to the Reverse/Forward Split.

Federal Income Tax Consequences to Shareholders Who Receive Cash in Connection with the Reverse/Forward Split

If you (i) receive cash in exchange for fractional shares as a result of the Reverse/Forward Split, (ii) you do not continue to hold any stock directly immediately after the Reverse/Forward Split, and (iii) you are not related to any person or entity that holds stock immediately after the Reverse/Forward Split, you will recognize capital gain or loss on the Reverse/Forward Split for federal income tax purposes, with such gain or loss measured by the difference between the cash you receive for your cashed out stock and your aggregate adjusted tax basis in such stock.

If you receive cash in exchange for fractional shares as a result of the Reverse/Forward Split, but either continue to directly own stock immediately after the Reverse/Forward Split, or are related to a person or entity who continues to hold stock immediately after the Reverse/Forward Split, you will recognize capital gain or loss in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (i) is “not essentially equivalent to a dividend,” (ii) constitutes a “substantially disproportionate redemption of stock,” or (iii) constitutes a “complete termination of interest,” as described below.

(i) “Not Essentially Equivalent to a Dividend.” You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Split (taking into account for this purpose the stock owned by persons related to you) is considered a “meaningful reduction” given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

(ii) “Substantially Disproportionate Redemption of Stock.” The receipt of cash in the Reverse/Forward Split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of stock of the Company owned by you (and by persons related to you) immediately after the Reverse/Forward Split is (a) less than 50% of all outstanding shares and (b) less than 80% of the percentage of shares of stock owned by you (and by persons related to you) immediately before the Reverse/Forward Split.

(iii) “Complete Termination of Interest.” To satisfy the “complete termination of interest” test, you cannot continue to hold any stock directly immediately after the Reverse/Forward Split. If you are treated as owning shares of stock actually or constructively owned by certain individuals and entities related to you, you may still satisfy the requirements of this test if you (a) retain no interest in the corporation immediately after the Reverse/Forward Split (including any interest as an officer, director, or employee), other than an interest as a creditor, (b) do not acquire an interest in the corporation within ten years after the date of the Reverse/Forward Split, and (c) agree to notify the Internal Revenue Service of the acquisition of any interest in the corporation within that ten-year period. You should consult your tax advisor for details if you find that these facts describe your situation and you wish to recognize capital gain or loss on the receipt of cash for your cashed out stock.

In applying these tests, you will be treated as owning shares of stock actually or constructively owned by certain individuals and entities related to you. If your receipt of cash in exchange for stock is not treated as capital gain or loss under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of the Company’s current and accumulated earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as capital gain. For a more detailed discussion, please see “Capital Gain and Loss” and “Special Rate for Certain Dividends” in this section below. If your receipt of cash in exchange for stock is treated as ordinary dividend income, you may not receive any tax benefit from your basis in such shares.

Capital Gain and Loss

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. Capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

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Special Rate for Certain Dividends

In general, dividends are taxed at ordinary income rates. However, you may qualify for a 15% rate of tax on any cash received in the Reverse/Forward Split that is treated as a dividend as described above, if (i) you are an individual or other non-corporate shareholder, (ii) you have held the share of stock with respect to which the dividend was received for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, as determined under the Code, and (iii) you were not obligated during such period (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. You are urged to consult with your tax advisor regarding your applicability for, and the appropriate federal, state, local, foreign or other tax treatment of, any such dividend income.

Backup Withholding

Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the Transfer Agent in connection with the Reverse/Forward Split to avoid backup withholding requirements that might otherwise apply. The instruction letter will require each shareholder to deliver such information when the Common Stock certificates are surrendered following the Effective Date of the Reverse/Forward Split. Failure to provide such information may result in backup withholding at a rate of 28%.

As explained above, the amounts paid to you as a result of the Reverse/Forward Split may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse/Forward Split, in light of your specific circumstances.

Tax Consequences of the Reverse/Forward Split to the Company

With respect to the Reverse/Forward Split, the Company generally should not recognize any gain or loss for U.S. federal income tax purposes. Under the Code, an “ownership change” with respect to a corporation can significantly limit the amount of pre-ownership change net operating losses (“NOLs”) and certain other tax assets that the corporation may utilize after the ownership change to offset future taxable income. Very generally, an ownership change occurs if the aggregate stock ownership of holders of at least 5% of a corporation’s stock increases by more than 50 percentage points over the preceding 3-year period. The Company does not expect the Reverse/Forward Split to have a material impact on its NOLs or other relevant tax assets, as determined for U.S. federal income tax purposes.

THE PRECEDING DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE/FORWARD SPLIT IS GENERAL AND DOES NOT INCLUDE ALL CONSEQUENCES TO EVERY SHAREHOLDER UNDER FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO IT OF THE REVERSE/FORWARD SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, AND OF ANY PROPOSED CHANGES IN APPLICABLE LAW.

APPRAISAL RIGHTS

Shareholders do not have appraisal rights under Florida state law or under the Company’s Articles or bylaws in connection with the Reverse/Forward Split or the Series H Amendment.

REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and the holder of the majority voting power of our issued and outstanding capital stock have approved an amendment to the Articles to reduce the number of authorized shares of our Common Stock from 200,000,000 to 40,000,000 to reduce possible dilution that could occur to the value of the Common Stock in the future by lowering the number of additional shares of Common Stock that can be issued in the future from authorized shares. As of August 26, 2016, the Company has ____________ shares of Common Stock issued and outstanding. Upon the filing of the amendment to the Articles, the Company will have approximately _____________ shares of Common Stock authorized and available for future issuances. Notwithstanding the foregoing, the Company may seek an increase in authorized shares of Common Stock as and when considered appropriate by the Board. The form of the proposed amendment to our Articles necessary to effect the Authorized Share Reduction is attached hereto as Appendix A-2.

AMENDMENT OF OUR ARTICLES RELATING TO SERIES H PREFERRED STOCK

On August 26, 2016, our Board of Directors approved, subject to stockholder approval, an amendment to our Articles that will have the effect of amending the conversion ratio of the Series H Stock from two shares of Common Stock per share of Series H Stock to 0.2 shares of Common Stock per share of Series H Stock (the “Series H Amendment”).

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Purposes and Effect of the Amendment

The purpose of the Series H Amendment is to provide that each share of Series H Stock remains convertible into a proportionate number of shares of Common Stock following the Reverse/Forward Split. As of August 26, 2016, there were _______ shares of Series H Stock issued and outstanding.

Procedure for Effecting the Articles Amendment

The Series H Amendment will become effective upon the filing of the Articles amendment with the Secretary of State of Florida. We expect that the Articles amendment will become effective on or about ____________, 2016, at such time as a certificate of amendment to our Articles is filed with the Secretary of State of Florida. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Articles amendment will not be filed until at least 20 calendar days after the mailing of this Information Statement to Company stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of August 26, 2016, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each director and each of our named executive officers and (iii) all executive officers and directors as a group. As of August 26, 2016, there were __________ shares of our Common Stock outstanding.

The number of shares of Common Stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the business address of each person listed is in care of IEG Holdings Corporation, 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103.

Name	Position	Amount and Nature of Beneficial Ownership		Percent of Class
Named Executive Officers and Directors:
Paul Mathieson	Chief Executive Officer and Director	69,000,000		72.4%
Carla Cholewinski	Chief Operating -Officer	20,000		*
Matthew I. Banks	Director	-		0.0%
Harold A. Hansen	Director	105,647	(1)	*
All executive officers and directors as a group (4 persons)		69,125,647		72.5%

* Less than 1%.

(1)	With respect to 73,092 shares, Mr. Hansen shares voting and investment power with his spouse. With respect to 32,555 shares, Mr. Hansen shares voting and investment power with Trevor Schoenmaker, Lisa Stribley and Brett Hansen.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

Our Common Stock is currently quoted on the OTC Markets. The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks”, as well as volume information. From March 11, 2013 until June 9, 2015, our shares were quoted on the Pink Current Information tier of the OTC Markets. Since March 7, 2016, our shares of Common Stock have been quoted on the OTCQX tier of the OTC Markets under the symbol “IEGH.”

The following table sets forth the range of high and low closing bid quotations for our Common Stock for each of the periods indicated as reported by the OTC Markets. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. As of June 17, 2015, we effected a 1-for-100 reverse stock split. All prices in the following table reflect post-1-for-100-reverse stock split prices.

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Fiscal Year Ended December 31, 2014

	High	Low
Fiscal Quarter Ended:
March 31, 2014	$10.00	$10.00
June 30, 2014	$10.00	$10.00
September 30, 2014	$45.00	$10.00
December 31, 2014	$100.00	$19.00

Fiscal Year Ending December 31, 2015

	High	Low
Fiscal Quarter Ended:
March 31, 2015	$51.00	$38.75
June 30, 2015	$52.00	$25.00
September 30, 2015	$27.50	$8.00
December 31, 2015	$10.00	$7.49

On August 26, 2016, the closing price for our Common Stock on the OTC Markets was $______ per share with respect to an insignificant volume of shares.

The volume of shares traded on the OTC Markets was insignificant and therefore, does not represent a reliable indication of the fair market value of these shares.

Holders of Common Stock

As of August 26, 2016, there were approximately _________ record holders of our Common Stock. The number of record holders does not include beneficial owners of Common Stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

We have not paid any cash dividends on our Common Stock and do not currently anticipate paying cash dividends in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business.

We have no securities authorized for issuance under equity compensation plans.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Reverse/Forward Split, the Series H Amendment or the Reduction of Authorized Shares of Common Stock that is not shared by all other stockholders.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing IEG Holdings Corporation at 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103, Attn: Paul Mathieson or by calling the Company at (702) 227-5626.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103, Attn: Paul Mathieson or by calling the Company at (702) 227-5626.

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If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

IEG Holdings Corporation

/s/ Paul Mathieson
Paul Mathieson
September ____, 2016	President & Chief Executive Officer

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APPENDIX A-1

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

IEG HOLDINGS CORPORATION

(Reverse Stock Split)

Pursuant to Section 607.1006 of the Florida Business Corporation Act, IEG HOLDINGS CORPORATION, a Florida corporation (the “Corporation”), hereby amends (“Articles of Amendment”) its amended and restated articles of incorporation, as amended (“Articles”), as follows:

A. Reverse Stock Split. Upon the Effective Time (as defined below) of these Articles of Amendment, each one (1) share of the Corporation’s common stock, par value $0.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time will be and hereby is automatically reclassified and changed (without any further act) into 1/1,000 of a validly issued, fully-paid and non-assessable share of Common Stock, without increasing or decreasing the par value thereof, provided that no fractional shares shall be issued in respect of any shares of Common Stock held by any holder in any one account which account has fewer than 1,000 shares of Common Stock immediately prior to the Effective Time, and that, instead of issuing such fractional shares, the Corporation shall pay in cash an amount per share equal to the average closing price per share of the Common Stock on the OTCQX, averaged over a period of 30 consecutive calendar days ending on (and including) the date of the Effective Time, without interest.

B. Authority to Amend. These Articles of Amendment were adopted by the unanimous consent of the Corporation’s Board of Directors on August 26, 2016 and duly approved by the Corporation’s stockholders on August 26, 2016 as required by law and the Corporation’s Articles. The number of votes cast for the Articles of Amendment by the stockholders was sufficient for approval.

C. Effective Time. The foregoing amendment will become effective on                           , 2016, at 6:00 p.m. (“Effective Time”).

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of                                , 2016.

IEG HOLDINGS CORPORATION

By:	/s/ Paul Mathieson
Name:	Paul Mathieson
Title:	President and Chief Executive Officer

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APPENDIX A-2

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

IEG HOLDINGS CORPORATION

(Forward Stock Split/Reduction in Authorized Shares)

Pursuant to Section 607.1006 of the Florida Business Corporation Act, IEG HOLDINGS CORPORATION, a Florida corporation (the “Corporation”), hereby amends (“Articles of Amendment”) its amended and restated articles of incorporation, as amended (“Articles”), as follows:

A. Forward Stock Split. Upon the Effective Time (as defined below) of these Articles of Amendment, each one (1) share of the Corporation’s common stock, par value $0.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time will be and hereby is automatically reclassified and changed (without any further act) into 100 validly issued, fully-paid and non-assessable shares of Common Stock, without increasing or decreasing the par value thereof, and each fraction of a share of Common Stock issued and outstanding immediately prior to the Effective Time will be and hereby is automatically reclassified and changed (without any further act) into a number of validly issued, fully-paid and non-assessable shares of Common Stock equal to the product of 100 and such fraction, which product shall be rounded up to the nearest whole share.

B. Reduction in Authorized Capital Stock. Article III, Section 1 of the Articles is hereby amended and restated in its entirety to read as follows:

Section 1. Authorized Capital Stock. The aggregate number of shares which the Corporation shall have the authority to issue is 90,000,000 shares, of which 40,000,000 shares shall be common stock, $0.001 par value per share, and 50,000,000 shall be preferred stock, par value $0.001 per share.

C. Authority to Amend. These Articles of Amendment were adopted by the unanimous consent of the Corporation’s Board of Directors on August 26, 2016 and duly approved by the Corporation’s stockholders on August 26, 2016 as required by law and the Corporation’s Articles. The number of votes cast for the Articles of Amendment by the stockholders was sufficient for approval.

D. Effective Time. The foregoing amendment will become effective on                         , 2016, at 6:01 p.m. (“Effective Time”).

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of                                , 2016.

IEG HOLDINGS CORPORATION

By:	/s/ Paul Mathieson
Name:	Paul Mathieson
Title:	President and Chief Executive Officer

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